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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest reported) September 3, 2003

                            Advanced Biotherapy, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                  0-26323                51-0402415
(State or other jurisdiction    (Commission         (IRS Employer
    of incorporation)            File Number)         Identification No.)

6355 Topanga Canyon Boulevard, Suite 510                            91367
Woodland Hills, California                                       (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code   (818) 883-6716

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Item 5.  OTHER EVENTS.

         The registrant published a press release on September 3, 2003 which reported that the Board of Directors of Advanced Biotherapy, Inc. has adopted a policy that restricts the sale of shares of the registrant's common stock by its directors for a period of one year terminating on August 31, 2004, unless prior to that date the registrant's common stock achieves a market price of $1.50 for fourteen consecutive business days.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

Designation           Description of Exhibit


99.1           Press Release, dated September 3, 2003


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ADVANCED BIOTHERAPY, INC.
                                 (Registrant)


Date:  September 3, 2003         By:      /s/Edmond Buccellato
                                    ------------------------------------------
                                          Edmond Buccellato, President and CEO




                                INDEX TO EXHIBITS

 Exhibit              Description


 99.1           Text of Press Release, dated September 3, 2003

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